Sub-Item 77Q1:
Exhibits

Copies of any
new or amended
Registrant
investment
advisory
contracts;

(e.1.)  Amended
and Restated
Investment
Advisory
Agreement, by
and between the
Registrant and
Global Atlantic
Investment
Advisors, LLC
with respect to
all series of
the Registrant,
filed as
Exhibit
28.(d)(i) in
the SEC filing
on February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.

(e.2.)  Amended
and Restated
Sub-Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and Franklin
Advisory
Services, LLC
for the Global
Atlantic
Franklin
Dividend and
Income Managed
Risk Portfolio,
filed as
Exhibit
28.(d)(ii) in
the SEC filing
on February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.


(e.3.)
Amended and
Restated Sub-
Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and Milliman
Financial Risk
Management LLC
for Global
Atlantic
American Funds(r)
Managed Risk
Portfolio,
Global Atlantic
Balanced
Managed Risk
Portfolio,
Global Atlantic
BlackRock
Global
Allocation
Managed Risk
Portfolio,
Global Atlantic
Franklin
Dividend and
Income Managed
Risk Portfolio,
Global Atlantic
Growth Managed
Risk Portfolio,
Global Atlantic
Moderate Growth
Managed Risk
Portfolio,
Global Atlantic
Wellington
Research
Managed Risk
Portfolio and
Global Atlantic
Select Advisor
Managed Risk
Portfolio,
filed as
Exhibit 28
(d)(iii) in the
SEC filing on
February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.

(e.4.)  Amended
and Restated
Sub-Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and Goldman
Sachs Asset
Management,
L.P. for the
Global Atlantic
Goldman Sachs
Dynamic Trends
Allocation
Portfolio,
filed as
Exhibit 28
(d)(v) in the
SEC filing on
February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.

(e.5.)  Amended
and Restated
Sub-Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and Pacific
Investment
Management
Company LLC for
the Global
Atlantic PIMCO
Tactical
Allocation
Portfolio,
filed as
Exhibit 28
(d)(vi) in the
SEC filing on
February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.

(e.6.)  Amended
and Restated
Sub-Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and Wellington
Management
Company LLP for
the Global
Atlantic
Wellington
Research
Managed Risk
Portfolio,
filed as
Exhibit 28
(d)(viii) in
the SEC filing
on February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.

(e.7.)  Amended
and Restated
Sub-Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and Wilshire
Associates
Incorporated
for the Global
Atlantic
American Funds(r)
Managed Risk
Portfolio,
Global Atlantic
Select Advisor
Managed Risk
Portfolio,
Global Atlantic
Wilshire
Dynamic
Conservative
Allocation
Portfolio,
Global Atlantic
Wilshire
Dynamic
Moderate
Allocation
Portfolio,
Global Atlantic
Wilshire
Dynamic Growth
Allocation
Portfolio and
Global Atlantic
Wilshire
Dynamic Global
Allocation
Portfolio,
filed as
Exhibit 28
(d)(x) in the
SEC filing on
February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.

(e.8.)  Sub-
Advisory
Agreement
between Global
Atlantic
Investment
Advisors, LLC
and BlackRock
Financial
Management,
Inc. for the
Global Atlantic
Balanced
Managed Risk
Portfolio,
Global Atlantic
Growth Managed
Risk Portfolio
and Global
Atlantic
Moderate Growth
Managed Risk
Portfolio,
filed as
Exhibit 28
(d)(xii) in the
SEC filing on
February 15,
2017 under
Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance
Trust, CIK
0001580353,
accession
number
0001104659-17-
009625.